Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

14. Subsequent Events

        On April 25, 2011, the Company executed a merger agreement for a reverse merger with MPM Acquisition Corp., a public shell company, and a Series A-1 convertible preferred stock purchase agreement ("Stock Purchase Agreement"). On May 11, 2011, the Stock Purchase Agreement was amended to provide the Company with an irrevocable, legally binding commitment for $64,300 of proceeds from the issuance of 789 shares of Series A-1 convertible preferred stock at $81.42 per share to accredited investors in three closings which will take place in 2011. The proceeds from each closing are generally due to the Company upon written request according to the provisions of the Stock Purchase Agreement, as amended, and there are no closing conditions or other contingencies that would prevent the Company from having access to the proceeds at their request. Prior to the execution of the reverse merger, the Company's existing preferred stock will be recapitalized whereby shares of the existing Series C, Series B and Series A Preferred Stock will be exchanged for new Series A-2 convertible preferred stock, new Series A-3 convertible preferred stock and new Series A-4 convertible preferred stock, respectively. All prior accrued dividends on the original Series B and C Preferred stock will be forfeited by the holders as part of this recapitalization. In addition, the holders of the Series B and Series C Preferred stock waived their contingent redemption rights on such shares.

        On May 17, 2011, the Company's Board of Directors and stockholders approved a 15:1 reverse stock split of all of the Company's capital stock. All share and per share amounts in the financial statements have been retroactively adjusted for all periods presented to give effect to the reverse stock split, including reclassifying an amount equal to the reduction in par value to additional paid-in-capital.

        On May 17, 2011, the Company's preferred stock was recapitalized, as discussed above, and the Company closed the reverse merger with MPM Acquisition Corp. The financial statements have been retroactively adjusted to give effect to the reverse Merger, including the change in par value from $0.01 to $0.0001 and the exchange of one share of each series of new preferred stock for one-tenth of one share of new preferred stock that was effective upon Merger closing. In addition, the Company executed the first closing under the Stock Purchase Agreement pursuant to which it issued 263 shares of Series A-1 convertible preferred stock for gross proceeds of $21,400. The Company also issued 6 shares of Series A-5 convertible preferred stock to Nordic for proceeds of $525 in accordance with the Stock Issuance Agreement discussed in Note 12.